THE AVATAR
                                   ADVANTAGE
                                 BALANCED FUND
--------------------------------------------------------------------------------










                                 ANNUAL REPORT










--------------------------------------------------------------------------------
                               For the Year Ended
                               December 31, 2001

                       THE AVATAR ADVANTAGE BALANCED FUND


TABLE OF CONTENTS
--------------------------------------------------------------------------------

     Management's Discussion and Analysis Letter................          3
     Performance Graph..........................................          6
     Schedule of Investments....................................          7
     Statement of Assets and Liabilities........................         10
     Statement of Operations....................................         11
     Statements of Changes in Net Assets........................         12
     Financial Highlights.......................................         13
     Notes to Financial Statements..............................         14
     Report of Independent Accountants..........................         18

                       THE AVATAR ADVANTAGE BALANCED FUND


February 8, 2002

Dear Shareholder,

We wish to report on the 2001 results of the AVATAR ADVANTAGE BALANCED FUND. For this second straight challenging year, Avatar's asset allocation philosophy - participating in market gains during market upswings while protecting those gains against loss during market downturns - was severely tested as losses in the Fund amounted to -17.04% on a load-adjusted basis and -13.13% excluding the sales charge. The S&P 500 Composite Stock Price Index was down -11.88% for the year and the NASDAQ Composite Index declined -20.72%. The Lehman Brothers Government/Credit Bond Index advanced 8.51% for the year. During the second half of the year, the Fund's allocation to equity positions fluctuated in the range of 50% to 68%, while its allocation to bonds ranged from 18-27% with the remainder in cash.

2001 -- THE SECOND SIX MONTHS IN REVIEW

The last half of 2001 began with the hope that the series of rate cuts by the Fed would finally have an uplifting effect on the markets. Instead, the equity market steadily declined until the unprecedented attacks on September 11. Returns for the Fund in the third quarter slightly exceeded those for the S&P 500 Index. We began the fourth quarter with a benchmark allocation to equities reflecting the positive nature of Avatar's research, especially Economic and Investor Liquidity. The former was a reflection of the numerous interest rate reductions undertaken by the Fed while the latter was an indication of the extreme pessimism that followed the attacks. As the last quarter progressed, the Fed continued to reduce interest rates while investor sentiment remained cautious, which in this case turned out to be a positive for the equity market. Market momentum gained steam as broad-based measurements moved to new highs. As a result, the Fund increased exposure in equities as the quarter progressed, reaching a nearly fully invested position by the end of December, which we believed helped the Fund end the year on a positive note and which should allow it to reap the benefit of any upward movements in the market during the first quarter of 2002. Despite the continued economic slowdown in September and October and the widespread recognition of a recession that was judged to have begun in March, investor attention focused on the prospects for recovery in 2002. Cyclical stocks that were most sensitive to economic conditions assumed a leadership role in the fourth quarter. Strong price moves occurred in the quarter in the capital goods, basic material, and transportation issues. The Fund was overweight in each of these groups, which contributed to performance for the quarter. We further added to retail issues in the quarter and this remains a favored group as we believe consumer spending will continue

                       THE AVATAR ADVANTAGE BALANCED FUND


to be buoyant. Technology stocks experienced a strong quarter. The Fund's tech weighting was increased during the quarter and ended the year just below a benchmark weight. Most of the increase was in the semiconductor and capital equipment issues as well as software, areas that are likely to be among the first to recover. We are not convinced that tech will resume a sustained market leadership role in the near term, given the lack of improving fundamentals. Energy stocks, in general, were weak, but the Fund benefited from its positions in oil and gas drillers and exploration/production stocks that were relatively strong. The financial sector was equally weak despite the many interest rate cuts. Weightings in both energy and financials began and ended the quarter at approximate market weight. We reduced exposure in healthcare, utilities and consumer staples as these areas seemed to have run their course as the quarter ended. Bonds remained positive for the quarter

Fixed income investors continued to smile as the bond market outperformed equities again for the second straight year. Continued economic weakness kept inflation in check, propelling bond prices upward as yields fell and then stabilized. The Fund's focus on longer term Treasury issues where supply/demand fundamentals were favorable paid off during the year. Overall, the fixed income side continued to offset losses found on the equity side, giving additional validation to our balanced approach in these turbulent times.

2002 -- FIRST HALF MARKET OUTLOOK

The most important investment event of the fourth quarter was the clear evidence that corporate profits were reaching a trough. Companies have made a rapid adjustment to the shock and have taken write downs, that may result in some eye-popping year over year profit improvement beginning in the third quarter of this year. Inventory levels have been pared to the bone and order books are beginning to firm. Equity investors appear to be looking for improving fundamentals by mid-year in many cyclical sectors and are estimating above-average profit growth for these groups in 2002. These developments represent a potent spark to ignite economic expansion. While we believe the foundation for this expansion is in place, there are some factors that could upset the dynamics and subdue the pace of expected growth. While employment levels have been pared, most occurred in October and the data for the following two months suggest the largest part of the layoffs are probably over. If our call on this employment trend is wrong, then increased numbers of layoffs may finally adversely impact consumer spending in 2002. Global trade appears to require several more quarters of adjustment before it can be considered a positive development. Japan continues mired in no growth, Europe nervously introduces a new currency, and South America attempts to navigate itself out of yet another debt crisis. Lackluster corporate spending on capital goods, particularly in the communications field, may also hold down overall growth. While

                       THE AVATAR ADVANTAGE BALANCED FUND


volatility may well continue, we believe the market may be close to fully discounting the recession and the diminished levels of business confidence caused by the terrorist attacks. Although it may be hard to pinpoint, we would look for signs that companies have stopped cutting capital spending and are starting to announce new growth initiatives.

For the bond market, the surplus has disappeared for at least the next three years, which will severely curtail the practice of repurchasing long-dated Treasury obligations. Long-term yields have not declined to the extent that short-term yields have and this remains a source of concern for long-term growth prospects. While the economy has yet to fully react in the way expected after eleven Fed rate cuts, signs point to a steady rebound later this year which would be attractive for equities and also permit bonds to perform reasonably well.

We continue to follow our investment discipline that has navigated us through all types of market conditions for over thirty-two years. The Fund's diversified mix of stocks, focus on long-term fundamental values, and a balanced portfolio should serve our long-term investors well.


/s/ Charles White

Charles White
Portfolio Manager
President - Avatar Investors Associates Corporation


Footnotes:

The Fund's average annual total return for the period from inception on January 13, 1998 through December 31, 2001 was 4.34%. The Fund's total return for the one-year ended December 31, 2001 was -13.13%. If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 3.13% and -17.04%, respectively.

The S&P 500 Stock Index is a broad market-capitalization weighted index of 500 stocks designed to represent the broad domestic economy.

The NASDAQ Stock Market is the largest electronic, screen-based market in the world with over 5,100 companies listed.

The Lehman Government Bond Index is composed of the Treasury Bond Index and the Agency Bond Index.

Indices do not incur expenses and are not available for direct investment.

The Fund is distributed by Quasar Distributors LLC, Milwaukee, WI.

                       THE AVATAR ADVANTAGE BALANCED FUND


                       THE AVATAR ADVANTAGE BALANCED FUND
     Comparison of the change in value of a $10,000 investment in The Avatar
      Advantage Balanced Fund versus the Blended 60% S&P 500 Stock Index /
                       40% Lehman Gov't Corporate Index.

                         Average Annual Total Return(1)

                    One year...................... (17.04%)
                    Since inception (1/13/98).....   3.13%

                                             Blended 60% S&P 500 Composite
                                                 Stock Price Index /
                The Avatar Advantage              40% Lehman Gov't
                   Balanced Fund                  Corporate Index
                   -------------                  ---------------
13-Jan-98             $10,000                         $10,000
31-Mar-98             $10,581                         $10,871
30-Jun-98             $10,792                         $11,176
30-Sep-98             $10,553                         $10,642
31-Dec-98             $11,757                         $12,010
31-Mar-99             $11,826                         $10,249
30-Jun-99             $12,091                         $10,636
30-Sep-99             $11,708                         $10,257
31-Dec-99             $13,147                         $11,140
31-Mar-00             $13,422                         $11,413
30-Jun-00             $13,676                         $11,297
30-Sep-00             $14,026                         $11,361
31-Dec-00             $13,010                         $11,026
31-Mar-01             $11,392                         $10,386
30-Jun-01             $11,403                         $10,764
30-Sep-01             $10,651                         $10,021
31-Dec-01             $11,302                         $10,668

Past performance is no guarantee of future results. Share value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The Blended Index consists of the S&P 500 Stock Index (60%) and the Lehman Corporate Bond Index (40%). The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

The Blended Index initial value is as of December 31, 1997.

The percentage weights which have been applied to the indices are intended to replicate the long-term asset allocation of the Fund.

                       THE AVATAR ADVANTAGE BALANCED FUND


SCHEDULE OF INVESTMENTS at December 31, 2001
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 65.35%
  BANKS: 2.06%
     400   Washington Mutual, Inc                                   $    13,080
     400   Wells Fargo & Co.                                             17,380
                                                                    -----------
                                                                         30,460
                                                                    -----------
  BEVERAGES - ALCOHOLIC: 0.61%
     200   Anheuser-Busch Companies, Inc.                                 9,042
                                                                    -----------
  CAPITAL GOODS: 2.52%
     100   General Dynamics Corp.                                         7,964
     500   Tyco International                                            29,450
                                                                    -----------
                                                                         37,414
                                                                    -----------
  CHEMICALS: 1.77%
     300   Air Products and Chemicals, Inc.                              14,073
     200   Millipore Corp.                                               12,140
                                                                    -----------
                                                                         26,213
                                                                    -----------
  CHEMICALS - SPECIALTY: 1.05%
     300   PPG Industries, Inc.                                          15,516
                                                                    -----------
  COMPUTER SOFTWARE: 2.23%
     500   Microsoft Corp.*                                              33,135
                                                                    -----------
  CONSUMER CYCLICAL: 2.66%
     200   Best Buy Co.                                                  14,896
     300   Clear Channel Communications                                  15,273
     200   Lowe's Company, Inc.                                           9,282
                                                                    -----------
                                                                         39,451
                                                                    -----------
  CONSUMER FINANCE: 1.63%
     400   AmeriCredit Corp.*                                            12,620
     200   Household International, Inc.                                 11,588
                                                                    -----------
                                                                         24,208
                                                                    -----------
  CONSUMER STAPLES: 4.03%
     300   Colgate-Palmolive Co.                                         17,325
     300   PepsiCo., Inc.                                                14,607
     200   Procter & Gamble Co.                                          15,826
     200   Kimberly-Clark Corp.                                          11,960
                                                                    -----------
                                                                         59,718
                                                                    -----------
  DIVERSIFIED FINANCIAL SERVICES: 1.59%
     466   Citigroup, Inc.                                               23,524
                                                                    -----------
  DIVERSIFIED MANUFACTURING: 3.76%
     800   General Electric Co.                                     $    32,064
     200   Minnesota Mining and Manufacturing Co.                        23,642
                                                                    -----------
                                                                         55,706
                                                                    -----------
  DRUGS & PHARMACEUTICALS: 2.14%
     100   Johnson & Johnson                                              5,910
     650   Pfizer, Inc.                                                  25,903
                                                                    -----------
                                                                         31,813
                                                                    -----------
  ELECTRIC - INTEGRATED: 0.81%
     200   Dominion Resources, Inc.                                      12,020
                                                                    -----------
  ELECTRIC POWER: 0.90%
     400   Cinergy Corp.                                                 13,372
                                                                    -----------
  ELECTRIC UTILITIES: 0.64%
     200   TXU Corp.                                                      9,430
                                                                    -----------
  ELECTRONIC COMPONENTS - SEMICONDUCTORS: 1.06%
     500   Intel Corp.                                                   15,725
                                                                    -----------
  ENERGY: 0.41%
     100   Phillips Petroleum                                             6,026
                                                                    -----------
  FINANCE - INVESTMENTS BANKERS/BROKERS: 1.05%
     300   Merrill Lynch & Co., Inc.                                     15,636
                                                                    -----------
  FINANCE - MORTGAGE LOANS: 1.07%
     200   Fannie Mae                                                    15,900
                                                                    -----------
  FINANCIAL GUARANTEE INSURANCE: 1.36%
     300   The PMI Group, Inc.                                           20,103
                                                                    -----------
  FOOD - RETAIL: 0.56%
     400   The Kroger Co.*                                                8,348
                                                                    -----------
  HEALTHCARE: 3.98%
     100   Amgen, Inc.                                                    5,644
     500   HCA, Inc.                                                     19,270
     200   Immunex Corp.                                                  5,542
     179   ImClone Systems, Inc.                                          8,316
     200   Pharmacia Corp.                                                8,530
     200   Tenet Healthcare Corp.*                                       11,744
                                                                    -----------
                                                                         59,046
                                                                    -----------

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

  HEALTHCARE - DRUGS: 1.03%
     300   Bristol-Myers Squibb Co.                                  $   15,300
                                                                    -----------
  INSURANCE - BROKERS: 0.72%
     100   Marsh & McLennan Companies, Inc.                              10,745
                                                                    -----------
  INSURANCE - MULTILINE: 0.64%
     119   American International Group, Inc.                             9,449
                                                                    -----------
  MACHINERY CONST/FARM:  0.52%
     200   Cummins Engine Company, Inc.                                   7,708
                                                                    -----------
  MEDIA: 0.43%
     200   AOL Time Warner, Inc.*                                         6,420
                                                                    -----------
  MEDICAL - BIOMEDICAL GENETICS: 0.36%
     100   Baxter International, Inc.                                     5,363
                                                                    -----------
  MOVIES & ENTERTAINMENT: 0.60%
     200   Viacom Inc., Class B*                                          8,830
                                                                    -----------
  OIL - EXPLORATION & PRODUCTION: 0.79%
     300   EOG Resources                                                 11,733
                                                                    -----------
  OIL & GAS - DRILLING: 0.69%
     300   Nabors Industries, Inc.*                                      10,299
                                                                    -----------
  PAPER & PAPER PRODUCTS: 2.27%
     400   Georgia-Pacific Corp.                                         11,044
     400   Temple-Inland, Inc.                                           22,692
                                                                    -----------
                                                                         33,736
                                                                    -----------
  PETROLEUM PRODUCTS: 1.59%
     600   Exxon Mobil Corp.                                             23,580
                                                                    -----------
  PHARMACEUTICALS: 1.24%
     300   American Home Products Corp.                                  18,408
                                                                    -----------
  REINSURANCE: 0.95%
     200   Everest Re Group, Ltd.                                        14,140
                                                                    -----------
  RETAIL: 3.05%
     400   Target Corp.                                             $    16,420
     500   Wal-Mart Stores, Inc.                                         28,775
                                                                    -----------
                                                                         45,195
                                                                    -----------
  RETAIL - BUILDING PRODUCTS: 1.20%
     350   The Home Depot, Inc.                                          17,854
                                                                    -----------
  RETAIL-APPAREL: 0.81%
     300   The TJX Companies, Inc.                                       11,958
                                                                    -----------
  SEMICONDUCTOR EQUIPMENT: 1.88%
     300   Applied Materials, Inc.*                                      12,030
     400   Novellus Systems, Inc.*                                       15,780
                                                                    -----------
                                                                         27,810
                                                                    -----------
  SPECIALTY STORES: 0.69%
     300   Bed Bath & Beyond, Inc.*                                      10,170
                                                                    -----------
  SYSTEMS SOFTWARE: 0.37%
     400   Oracle Corp.                                                   5,524
                                                                    -----------
  TECHNOLOGY: 6.18%
     500   Dell Computer Corp.                                           13,590
     100   First Data Corp.                                               7,845
     600   Flextronics International Ltd.                                14,394
     200   IBM Corp.                                                     24,192
     100   KLA-Tencor Corp.                                               4,956
     300   Microchip Technology, Inc.                                    11,622
     200   RF Micro Devices, Inc.                                         3,846
     400   Texas Instruments, Inc.                                       11,200
                                                                    -----------
                                                                         91,645
                                                                    -----------
  TELEPHONE: 0.77%
     300   BellSouth Corp.                                               11,444
                                                                    -----------
  TRUCKING: 0.68%
     300   CNF Transportation, Inc.                                      10,065
                                                                    -----------
  TOTAL COMMON STOCKS
    (Cost $917,392)                                                     969,182
                                                                    -----------

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS: 3.44%
$ 50,000   Wells Fargo & Company, 6.45%, 02/01/2011
             (Cost $50,209)                                         $    51,053
                                                                    -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 28.86%
 105,000   Federal National Mortgage Associations,
             6.00%, 5/15/2011                                           106,692
 230,000   U.S. Treasury Bonds, 12.00%, 08/15/13                        321,326
                                                                    -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (Cost $433,649)                                                       428,018
                                                                    -----------
SHORT-TERM INVESTMENTS: 3.45%
  MONEY MARKET INSTRUMENTS: 1.77%
  26,256   Federated Cash Trust (Cost $26,256)                           26,256
                                                                    -----------
  U.S. TREASURY OBLIGATIONS: 1.68%
  25,000   U.S. Treasury Bill, 01/17/2002 (Cost $24,984)                 24,984
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $51,240)                                                         51,240
                                                                    -----------

  Total Investments in Securities (Cost $1,452,490): 101.10%        $ 1,499,493
  Liabilities in Excess of Other Assets: (1.10%)                        (16,341)
                                                                    -----------
  Net Assets: 100.00%                                               $ 1,483,152
                                                                    ===========

* Non-income producing security.

See aacompanying Notes to Financial Statements.

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                       THE AVATAR ADVANTAGE BALANCED FUND


STATEMENT OF ASSETS AND LIABILITIES at December 31, 2001
--------------------------------------------------------------------------------

ASSETS

     Investments in securities, at value (cost $1,452,490) .....    $ 1,499,493
     Receivables:
         Dividends and interest ................................         13,217
         Due from advisor ......................................          6,220
     Deferred organization costs ...............................          2,574
     Prepaid expenses ..........................................          1,088
                                                                    -----------
              Total assets .....................................      1,522,592
                                                                    -----------
LIABILITIES
     Payables:
         Administration fees ...................................          2,548
     Accrued expenses ..........................................         36,892
                                                                    -----------
              Total liabilities ................................         39,440
                                                                    -----------
NET ASSETS .....................................................    $ 1,483,152
                                                                    ===========
     NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
         [$1,483,152 / 150,775 shares outstanding;
         unlimited number of shares (par value $.01)
         authorized] ...........................................    $      9.84
                                                                    ===========
     OFFERING PRICE PER SHARE ($9.84 / .9550) ..................    $     10.30
                                                                    ===========
COMPONENTS OF NET ASSETS
     Paid-in capital ...........................................    $ 1,579,488
     Accumulated net realized loss on investments ..............       (143,339)
     Net unrealized appreciation on investments ................         47,003
                                                                    -----------
              Net assets .......................................    $ 1,483,152
                                                                    ===========

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND


STATEMENT OF OPERATIONS For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME

     Income
         Interest ..............................................      $  39,646
         Dividends .............................................         10,341
                                                                      ---------
              Total income .....................................         49,987
                                                                      ---------
     Expenses
         Administration fees (Note 3) ..........................         30,000
         Professional fees .....................................         23,008
         Fund accounting fees ..................................         15,943
         Advisory fees (Note 3) ................................         11,353
         Transfer agent fees ...................................         10,268
         Custody fees ..........................................          3,548
         Trustee fees ..........................................          4,328
         Deferred organization expense .........................          2,500
         Miscellaneous .........................................          1,386
         Insurance expense .....................................          1,118
         Reports to shareholders ...............................          1,917
         Registration expense ..................................            192
                                                                      ---------
              Total expenses ...................................        105,561
              Less: advisory fee waiver and
                 absorption (Note 3) ...........................        (84,367)
                                                                      ---------
              Net expenses .....................................         21,194
                                                                      ---------
                  NET INVESTMENT INCOME ........................         28,793
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
         Net realized loss on investments ......................       (128,815)
         Net change in unrealized depreciation
           on investments ......................................       (124,394)
                                                                      ---------
              Net realized and unrealized loss
                on investments .................................       (253,209)
                                                                      ---------
                  NET DECREASE IN NET ASSETS RESULTING
                    FROM OPERATIONS ............................      $(224,416)
                                                                      =========

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                         2001           2000
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

   Net investment income .........................   $    28,793    $    30,533
   Net realized (loss)/gain on investments .......      (128,815)        61,845
   Net unrealized depreciation on investments ....      (124,394)      (110,152)
                                                     -----------    -----------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ............................      (224,416)       (17,774)
                                                     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................       (32,162)       (28,449)
   Net realized gain on security transactions ....            --        (69,857)
                                                     -----------    -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........       (32,162)       (98,306)
                                                     -----------    -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Total increase in net assets derived from
      net change in outstanding shares (a) .......        32,363         98,306
                                                     -----------    -----------
   TOTAL DECREASE IN NET ASSETS ..................      (224,215)       (17,774)
                                                     -----------    -----------
NET ASSETS
   BEGINNING OF PERIOD ...........................     1,707,367      1,725,141
                                                     -----------    -----------
   END OF PERIOD (Includes undistributed net
      investment income of $0 and $2,084
       in 2001 and 2000, respectively) ...........   $ 1,483,152    $ 1,707,367
                                                     ===========    ===========

(a)  A summary of share transactions is as follows:

                                      Year Ended             Year Ended
                                  December 31, 2001      December 31, 2000
                                  -----------------      -----------------
                                  Shares     Value       Shares     Value
                                  ------    -------      ------    -------
Shares sold ................          20    $   200           0    $     0
Shares issued in
  reinvestment of
  distributions ............       3,292     32,163       8,417     98,306
Shares redeemed ............           0          0           0          0
                                  ------    -------      ------    -------
Net increase ...............       3,312    $32,363       8,417    $98,306
                                  ======    =======      ======    =======

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND


FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,           Jan. 13, 1998*
                                                         --------------------------------------       through
                                                           2001           2000           1999      Dec. 31, 1998
                                                         --------       --------       --------    --------------
Net asset value,
    beginning of period .............................    $  11.58       $  12.41       $  11.95       $  10.00
                                                         --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...........................        0.20           0.22           0.21           0.19
    Net realized and unrealized
        gain/(loss) on investments ..................       (1.72)         (0.34)          1.17           2.11
                                                         --------       --------       --------       --------
Total from investment
    operations ......................................       (1.52)         (0.12)          1.38           2.30
                                                         --------       --------       --------       --------
LESS DISTRIBUTIONS:
    From net investment
        income ......................................       (0.22)         (0.20)         (0.21)         (0.19)
    From net realized gain ..........................        0.00          (0.51)         (0.67)         (0.16)
    In excess of net
        realized gain ...............................        0.00           0.00          (0.04)          0.00
                                                         --------       --------       --------       --------
Total distributions .................................       (0.22)         (0.71)         (0.92)         (0.35)
                                                         --------       --------       --------       --------
Net asset value, end of period ......................    $   9.84       $  11.58       $  12.41       $  11.95
                                                         ========       ========       ========       ========
Total return ........................................      (13.13%)        (1.04%)        11.82%         23.11%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
        period (thousands) ..........................    $  1,483       $  1,707       $  1,725       $  1,543

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before expense
        reimbursement ...............................        6.98%          6.47%          7.28%          8.59%**
    After expense
        reimbursement ...............................        1.40%          1.40%          1.40%          1.40%**

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
    After expense
        reimbursement ...............................        1.90%          1.72%          1.73%          1.89%**

Portfolio turnover rate .............................       73.19%         48.53%        101.53%         95.00%

*  Commencement of operations.
** Annualized.
+  Not annualized.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment primary investment objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds, and money market instruments. The Fund began operations on January 13, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

          and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. DEFERRED ORGANIZATION COSTS: The Avatar Advantage Balanced Fund has incurred expenses of $12,500 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 2001, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $11,353 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year
(taking  into  account  the  reimbursement)   does  not  exceed

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $84,367; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $357,912 at December 31, 2001. Cumulative expenses subject to recapture expire as follows:

                     Year                          Amount
                     ----                         --------
                     2003                         $183,774
                     2004                           89,771
                     2005                           84,367
                                                  --------
                                                  $357,912

     U.S. Bancorp Fund Services, LLC (formerly Investment Company Administration, LLC)(the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150  million     0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     Quasar  Distributors,  LLC (the "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,255,866 and $1,218,257, respectively.

NOTE 5 - INCOME TAXES

     As of December 31, 2001, the components of net assets on a tax basis were as follows:

Cost of investments for tax purposes                 $1,452,490
                                                     ==========
Gross tax unrealized appreciation                        91,096

Gross tax unrealized depreciation                      (44,093)
                                                     ----------
Net tax unrealized appreciation                      $   47,003
                                                     ==========
Capital loss carryforward, expiring 2009:            $  143,339
                                                     ==========

The tax composition of the dividend of $32,162 was ordinary income.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
AVATAR ADVANTAGE BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Avatar Advantage Balanced Fund, series of Advisors Series Trust (the "Fund") at December 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the period from January 13, 1998 (commencement of operations) through December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York
February 20, 2002

The Trustees of Advisors Series Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are listed below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

     *    WALTER E. AUCH (born 1921) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Management Consultant; Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, Pimco Advisors LLP and Senele Group.

     *    ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
          2020 E. Financial Way, Glendora, CA 91741. Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC; ("ICA") (mutual fund administrator and the Fund's former administrator).

     *    DONALD E. O'CONNOR (born 1936) Trustee
          4455 E.  Camelback  Rd.,  Suite 261-E,  Phoenix,  AZ 85018.  Financial
          Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June,
          1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

     *    GEORGE T. WOFFORD III (born 1939) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

----------
*    denotes  Trustee who is an "interested  person" of the Trust under the 1940
     Act.

The Fund's Statement of Additional Information provides additional information about Fund directors and is available without charge, upon request, to shareholders who call toll-free (800)576-8229.

--------------------------------------------------------------------------------

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                    U.S. Bank Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                             ICA Fund Services, LLC
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.